UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 30, 2016

MyDx, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-191721	99-0384160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6335 Ferris Square, Suite B, San Diego, CA 92121
(Address of Principal Executive Offices) (Zip Code)

800-814-4550
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

As previously reported in the current report on Form 8-K filed with the SEC on February 9, 2016, MyDX, Inc., a Nevada Corporation (“we”, “our” or the “Company”), entered into an Equity Purchase Agreement (the “EPA”), a Registration Rights Agreement (“RRA”) and a commitment note in the original principal amount of $50,000 (the “Note”) with Kodiak Capital Group, LLC (“Kodiak”).

On June 30, 2016, the Company elected to terminate the EPA and RRA by delivering a termination notice to Kodiak. The Company shall have no further liabilities or obligations under the EPA and the RRA. The rights and obligations of the Note hereunder shall continue and remain in full force and effect until all obligations are satisfied in full.

A copy of the termination notice is furnished as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Termination Letter to Kodiak Capital Group, LLC, dated June 30, 2016

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MyDx, Inc.

Date: July 7, 2016	By:	Daniel Yazbeck
Daniel Yazbeck
Chairman and Chief Executive Officer

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